MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 1999               New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Morgan Stanley Dean Witter New York Quality Municipal Securities (IQN) for the period ended April 30, 1999.

The financial markets have begun to recover from last year's global economic difficulties. The turmoil which included the Asian crisis, the Russian debt default and the rescue of a major U.S. hedge fund has given way to more normal financial conditions. The major catalyst for this return to stability was the liquidity provided by the Federal Reserve Board's 75 basis point reduction in the federal-funds rate during the fourth quarter of 1998.

International economic problems precipitated a "flight to quality" rally in fixed income securities and U.S. Treasury yields reached 30-year lows in October 1998. As the world markets recovered, foreign investors repatriated funds and Treasury yields began to rise. Interest rates also rose in response to the surprisingly robust domestic economic growth reported over the second half of 1998. The bond market became concerned that the central bank might become more restrictive by taking back some of the liquidity provided during the crisis.

MUNICIPAL MARKET CONDITIONS

During 1998, municipal yields were less volatile than Treasury yields. This pattern of stability continued into 1999. Long-term insured index yields stood at 5.25 percent at the end of April, only 20 basis points higher than their October 1998 levels. In contrast, Treasury bond yields rose 50 basis points, from 5.15 to 5.65 percent. During the past six months, the yield pick up for extending tax-exempt maturities from one to 30 years averaged 225 basis points.

The modest rally of municipals during 1998 created a favorable relative value relationship to Treasuries. Municipals underperformed Treasuries and the ratio of municipal yields to Treasury yields climbed to 99 percent by December. The higher the ratio, the more attractive municipals are

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES relative to Treasuries. Municipals have outperformed Treasuries this year and the ratio declined to 92 percent by April. The high-to-low annual range of municipal/Treasury yields for the past five years has averaged 93 to 84 percent.

In addition to lagging 1998's Treasury rally, municipals also experienced a glut of new-issue supply. Underwriting volume of $284 billion was up 28 percent from the prior year and approached 1993's record. Issuers actively refinanced at lower interest rates, and refundings were 29 percent of the total volume. This year's rise in interest rates has reduced the amount of refunding activity. Refunding volume was down 42 percent in the first four months of 1999 while total underwriting declined 22 percent.

PERFORMANCE

The Trust's net asset value (NAV) decreased from $14.73 to $14.58 per share for the six-month period ended April 30, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.375 per share, the Trust's total NAV return was 1.67 percent. IQN's value on the New York Stock Exchange decreased from $14.0625 per share to $13.875 per share during the same period. Based on this change

                                                                                    Insured
                                                                                Municipal Yields
                       30-Year Insured             30-Year U.S.                 as a Percentage
                      Municipal Yields            Treasury Yields            of U.S. Treasury Yields
                      ---------------             ---------------            -----------------------
 1994                      5.40%                      6.34%                          85.17%
                           5.40                       6.24                           86.54
                           5.80                       6.66                           87.09
                           6.40                       7.09                           90.27
                           6.35                       7.32                           86.75
                           6.25                       7.43                           84.12
                           6.50                       7.61                           85.41
                           6.25                       7.39                           84.57
                           6.30                       7.45                           84.56
                           6.55                       7.81                           83.87
                           6.75                       7.96                           84.80
                           7.00                       8.00                           87.50
                           6.75                       7.88                           85.66
 1995                      6.40                       7.70                           83.12
                           6.15                       7.44                           82.66
                           6.15                       7.43                           82.77
                           6.20                       7.34                           84.47
                           5.80                       6.66                           87.09
                           6.10                       6.62                           92.15
                           6.10                       6.86                           88.92
                           6.00                       6.66                           90.09
                           5.95                       6.48                           91.82
                           5.75                       6.33                           90.84
                           5.50                       6.14                           89.58
                           5.35                       5.94                           90.07
 1996                      5.40                       6.03                           89.55
                           5.60                       6.46                           86.69
                           5.85                       6.66                           87.84
                           5.95                       6.89                           86.36
                           6.05                       6.99                           86.55
                           5.90                       6.89                           85.63
                           5.85                       6.97                           83.93
                           5.90                       7.11                           82.98
                           5.70                       6.93                           82.25
                           5.65                       6.64                           85.09
                           5.50                       6.35                           86.61
                           5.60                       6.63                           84.46
 1997                      5.70                       6.79                           83.95
                           5.65                       6.80                           83.09
                           5.90                       7.10                           83.10
                           5.75                       6.94                           82.85
                           5.65                       6.91                           81.77
                           5.60                       6.78                           82.60
                           5.30                       6.30                           84.13
                           5.50                       6.61                           83.21
                           5.40                       6.40                           84.38
                           5.35                       6.15                           86.99
                           5.30                       6.05                           87.60
                           5.15                       5.92                           86.99
 1998                      5.15                       5.80                           88.79
                           5.20                       5.92                           87.84
                           5.25                       5.93                           88.53
                           5.35                       5.95                           89.92
                           5.20                       5.80                           89.66
                           5.20                       5.65                           92.04
                           5.18                       5.71                           90.72
                           5.03                       5.27                           95.45
                           4.95                       5.00                           99.00
                           5.05                       5.16                           97.87
                           5.00                       5.06                           98.81
                           5.05                       5.10                           99.02
 1999                      5.00                       5.09                           98.23
                           5.10                       5.58                           91.40
                           5.15                       5.63                           91.47
                           5.20                       5.66                           91.87

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

LARGEST SECTORS as of April 30, 1999
(% of Net Assets)

[LARGEST SECTORS BAR CHART]

Hospital                                                                         16%
Education                                                                        14%
General Obligation                                                               12%
Mortgage                                                                          9%
Nursing & Health                                                                  9%
Transportation                                                                    8%
Electric                                                                          7%
Public Facilities                                                                 7%
IDR/PCR*                                                                          6%

*Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.



CREDIT RATINGS as of April 30,1999
(% of Total Long-Term Portfolio)

[CREDIT RATINGS PIE CHART]

Aaa or AAA                    30%
Aa or AA                      19%
A or A                        37%
Baa or BBB                    14%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.


CALL STRUCTURE as of April 30, 1999
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 7 YEARS

[CALL STRUCTURE BAR CHART]


      Years Bonds               Percent
       Callable                Callable
      -----------              --------
         1999                      0%
         2000                      0%
         2001                      0%
         2002                      0%
         2003                     49%
         2004                     21%
         2005                      1%
         2006                      2%
         2007                      0%
         2008                     13%
         2009                      6%
         2010+                     8%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES plus reinvestment of tax-free dividends, IQN's total market return was 1.35 percent. As of April 30, 1999, IQN's share price was a 4.84 percent discount to its NAV.

Monthly dividends for the second quarter of 1999 remained $0.0625 per share. The Trust's level of undistributed net investment income was $0.113 per share on April 30, 1999, versus $0.125 per share on October 31, 1998.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 28 credits. At the end of April, the portfolio's average maturity was 19 years. Portfolio duration, a measure of sensitivity to interest-rate changes, was 7.1 years. The accompanying charts provide current information on the portfolio's call structure, largest sectors and mix of credit ratings.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and the ARPS expenses (ARPS auction rate and expenses). The greater the spread and the larger the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During this six month period, ARPS leverage contributed approximately $0.04 per share to common share earnings. Weekly ARPS yields ranged between 2.00 and 4.875 percent. Two ARPS series totaling $24 million represented 24 percent of net assets.

ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

LOOKING AHEAD

The combination of a flight to quality and the flood of new municipal issues made the municipal-to-Treasury yield relationship more favorable late last year than it had been in the previous 10 years. Although municipals have thus far outperformed Treasuries in 1999, we believe that municipals still offer investors considerable value versus their historical relationship to Treasuries.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your ongoing support of Morgan Stanley Dean Witter New York Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO                         /S/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                             MITCHELL M. MERIN
Chairman of the Board                              President

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT MUNICIPAL BONDS (95.2%)
            General Obligation (11.8%)
            New York City,
 $ 3,000     1994 Ser C.................................................  5.50 %   10/01/08    $ 3,157,110
   4,000     1994 Ser D.................................................  5.75     08/15/09      4,229,560
            Puerto Rico,
   2,035     Pub Impr Ser 1999..........................................  5.25     07/01/16      2,136,262
   2,000     Pub Impr Refg Ser 1993.....................................  5.25     07/01/18      2,009,260
 -------                                                                                       -----------
  11,035                                                                                        11,532,192
 -------                                                                                       -----------

            Educational Facilities Revenue (13.6%)
            New York State Dormitory Authority,
   4,000     City University Ser 1993 F.................................  5.50     07/01/12      4,143,400
   1,000     Hamilton College Ser 1999 (MBIA)...........................  5.125    07/01/16      1,017,800
   1,000     Ithaca College Ser 1998 (AMBAC)............................  5.00     07/01/21        981,530
   5,000     State University Ser 1993 C................................  5.375    05/15/13      5,163,900
   2,000     University of Rochester Ser 1998 A (MBIA)..................  5.00     07/01/18      1,990,100
 -------                                                                                       -----------
  13,000                                                                                        13,296,730
 -------                                                                                       -----------

            Electric Revenue (6.9%)
   3,000    Long Island Power Authority, Ser 1998 A (FSA)...............  5.125    12/01/22      2,993,760
   4,000    Puerto Rico Electric Power Authority, Power Ser DD (FSA)....  4.50     07/01/19      3,747,480
 -------                                                                                       -----------
   7,000                                                                                         6,741,240
 -------                                                                                       -----------

            Hospital Revenue (16.0%)
   2,000    New York State Dormitory Authority, Rochester General
             Hospital - FHA Insured Mtge Ser 1993.......................  5.70     08/01/33      2,060,140
            New York State Medical Care Facilities Finance Agency,
   3,305     Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B......  5.50     02/15/22      3,372,224
   4,000     Hospital & Nursing Home - FHA Insured Mtge 1993 Ser A......  5.90     08/15/33      4,185,359
   4,000     Presbyterian Hospital - FHA Insured Mtge Ser 1994 A........  5.25     08/15/14      4,107,640
   2,000     St Lukes - Roosevelt Hospital - FHA Insured Mtge Ser A.....  5.625    08/15/18      2,057,900
 -------                                                                                       -----------
  15,305                                                                                        15,783,263
 -------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (6.2%)
            New York State Energy Research & Development Authority,
   3,000     Consolidated Edison Co of New York Inc Refg Ser 1993-B.....  5.25     08/15/20      3,009,600
   3,000     New York State Electric & Gas Co Ser A (AMT)...............  5.95     12/01/27      3,066,600
 -------                                                                                       -----------
   6,000                                                                                         6,076,200
 -------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (5.4%)
 $ 3,000    New York City Housing Development Corporation, FHA Ins Mtge
             Ser 1993-B.................................................  5.85 %   05/01/26    $ 3,173,250
   1,975    New York State Housing Finance Agency, Mortgage 1996 Ser A
             Refg (FSA).................................................  6.10     11/01/15      2,138,530
 -------                                                                                       -----------
   4,975                                                                                         5,311,780
 -------                                                                                       -----------

            Mortgage Revenue - Single Family (3.6%)
   3,500    New York State Mortgage Agency, Homeowner Ser 29 A..........  5.25     04/01/15      3,524,990
 -------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (9.0%)
            New York Medical Care Facilities Finance Agency,
   2,000     Mental Health 1993 Ser F...................................  5.375    02/15/14      2,034,520
   2,000     Mental Health 1993 Ser D...................................  5.25     08/15/23      1,994,380
            New York State Dormitory Authority,
   2,990     Department of Health Ser 1993..............................  5.70     07/01/09      3,181,151
   1,750     Mental Health Refg Ser 1999 C (MBIA).......................  4.75     08/15/22      1,653,260
 -------                                                                                       -----------
   8,740                                                                                         8,863,311
 -------                                                                                       -----------

            Public Facilities Revenue (7.4%)
   4,000    New York State Dormitory Authority, Court Facilities Ser
             1993 A.....................................................  5.625    05/15/13      4,154,200
   3,000    New York State Urban Development Corporation, Correctional
             1998 Ser B (AMBAC).........................................  5.25     01/01/16      3,084,210
 -------                                                                                       -----------
   7,000                                                                                         7,238,410
 -------                                                                                       -----------

            Transportation Facilities Revenue (8.2%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser
             1995 (MBIA)................................................  5.75     01/01/25      1,064,060
   2,000    New York State Thruway Authority, Local Hwy & Bridge Ser
             1993.......................................................  5.125    04/01/08      2,059,020
   3,000    Triborough Bridge & Tunnel Authority, Ser 1993 B............  5.00     01/01/20      2,992,140
   2,000    Puerto Rico Highway & Transportation Authority, Ser A.......  4.75     07/01/38      1,901,160
 -------                                                                                       -----------
   8,000                                                                                         8,016,380
 -------                                                                                       -----------

            Water & Sewer Revenue (4.0%)
            New York City Municipal Water Finance Authority,
   2,000     1994 Ser B.................................................  5.50     06/15/19      2,046,780
   2,000     1999 Ser A (FGIC)..........................................  4.75     06/15/31      1,860,080
 -------                                                                                       -----------
   4,000                                                                                         3,906,860
 -------                                                                                       -----------

            Other Revenue (3.1%)
   3,000    New York Local Government Assistance Corporation, Ser 1993 B
             Refg.......................................................  5.50     04/01/21      3,072,810
 -------                                                                                       -----------

  91,555    TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS
            (Identified Cost $89,801,515)...............................                        93,364,166
 -------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (1.2%)
 $ 1,200    Syracuse Industrial Development Agency, Syracuse University
 -------     Eggers Hall Ser 1993 (Demand 05/03/99) (Identified Cost
             $1,200,000)................................................  4.25*%   03/01/23    $ 1,200,000
                                                                                               -----------

 $92,755    TOTAL INVESTMENTS (Identified Cost $91,001,515)(a).....................    96.4%    94,564,166
 =======

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................    3.6     3,498,034
                                                                                      -----    -----------

            NET ASSETS..............................................................  100.0%   $98,062,200
                                                                                      =====    ===========

---------------------

 AMT   Alternative Minimum Tax.
  *    Current coupon of variable rate demand obligation.
 (a)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $3,649,627 and the aggregate gross
       unrealized depreciation is $86,976, resulting in net
       unrealized appreciation of $3,562,651.

Bond Insurance:
-------------------------------------------------------------------
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $91,001,515)............  $94,564,166
Cash......................................       20,308
Receivable for:
    Investments sold......................    2,089,473
    Interest..............................    1,484,139
Prepaid expenses..........................       17,857
                                            -----------

    TOTAL ASSETS..........................   98,175,943
                                            -----------

LIABILITIES:
Investment management fee payable.........       33,048
Accrued expenses..........................       80,695
                                            -----------

    TOTAL LIABILITIES.....................      113,743
                                            -----------
    NET ASSETS............................  $98,062,200
                                            ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 480
 shares outstanding)......................  $24,000,000
                                            -----------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 5,079,313 shares outstanding).....   72,177,027
Net unrealized appreciation...............    3,562,651
Accumulated undistributed net investment
 income...................................      575,532
Accumulated net realized loss.............   (2,253,010)
                                            -----------

    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS.........................   74,062,200
                                            -----------

    TOTAL NET ASSETS......................  $98,062,200
                                            ===========

NET ASSET VALUE PER COMMON SHARE
 ($74,062,200 divided by 5,079,313 common
 shares outstanding)......................       $14.58
                                            ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999
 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME...........................  $ 2,523,652
                                            -----------
EXPENSES
Investment management fee.................      171,425
Professional fees.........................       46,525
Auction commission fees...................       29,237
Shareholder reports and notices...........       13,839
Transfer agent fees and expenses..........       13,501
Auction agent fees........................        9,349
Registration fees.........................        8,056
Trustees' fees and expenses...............        4,344
Custodian fees............................        2,612
Other.....................................       11,185
                                            -----------

    TOTAL EXPENSES........................      310,073

Less: expense offset......................       (2,581)
                                            -----------

    NET EXPENSES..........................      307,492
                                            -----------

    NET INVESTMENT INCOME.................    2,216,160
                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain.........................      374,639
Net change in unrealized appreciation.....   (1,082,869)
                                            -----------

    NET LOSS..............................     (708,230)
                                            -----------

NET INCREASE..............................  $ 1,507,930
                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED     FOR THE YEAR
                                                        APRIL 30,          ENDED
                                                           1999       OCTOBER 31, 1998

--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................  $ 2,216,160      $ 4,534,994
Net realized gain....................................      374,639          788,894
Net change in unrealized appreciation................   (1,082,869)       2,336,084
                                                       -----------      -----------

    NET INCREASE.....................................    1,507,930        7,659,972
                                                       -----------      -----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................     (368,611)        (835,297)
Common...............................................   (1,905,249)      (3,544,386)
                                                       -----------      -----------

    TOTAL DIVIDENDS..................................   (2,273,860)      (4,379,683)
                                                       -----------      -----------
Decrease from transactions in common shares of
 beneficial interest.................................      (34,168)        (528,543)
                                                       -----------      -----------

    NET INCREASE (DECREASE)..........................     (800,098)       2,751,746

NET ASSETS:
Beginning of period..................................   98,862,298       96,110,552
                                                       -----------      -----------
    END OF PERIOD
    (Including undistributed net investment income of
    $575,532 and $633,232, respectively).............  $98,062,200      $98,862,298
                                                       ===========      ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter New York Quality Municipal Securities (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 aggregated $9,954,802 and $10,230,250, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1999, the Trust had transfer agent fees and expenses payable of approximately $3,400.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*  THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------  ----------   -----   --------   ----------------
  1       260     $13,000     3.65%   05/04/99    2.00% - 4.50%
  2       220      11,000     3.60    05/07/99    2.10% - 4.875%

---------------------
 *  As of April 30, 1999.
** For the six months ended April 30, 1999.

Subsequent to April 30, 1999 and up through June 4, 1999, the Trust paid dividends to Series 1 and 2 at rates ranging from 3.00% to 3.30%, in the aggregate amount of $75,961.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1997...................................  5,122,613    $51,226    $72,688,512
Treasury shares purchased and retired (weighted average
 discount 9.86%)*...........................................    (40,800)      (408)      (528,135)
                                                              ---------    -------    -----------
Balance, October 31, 1998...................................  5,081,813     50,818     72,160,377
Treasury shares purchased and retired (weighted average
 discount 7.07%)*...........................................     (2,500)       (25)       (34,143)
                                                              ---------    -------    -----------
Balance, April 30, 1999.....................................  5,079,313    $50,793    $72,126,234
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Trust had a net capital loss carryover of approximately $2,627,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

    AMOUNT IN THOUSANDS
---------------------------
 2002    2003   2004   2005
------   ----   ----   ----
$1,419.. $854   $332   $22
======   ====   ====   ===

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 30, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
 $0.0625   May 7, 1999   May 21, 1999
 $0.0625   June 4, 1999  June 18, 1999

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                             FOR THE SIX               FOR THE YEAR ENDED OCTOBER 31,*
                                                            MONTHS ENDED     ----------------------------------------------------
                                                           APRIL 30, 1999*     1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                             (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period.....................      $ 14.73       $ 14.08    $ 13.07     $12.86     $10.90     $13.99
                                                               -------       -------    -------     ------     ------     ------
Income (loss) from investment operations:
 Net investment income...................................         0.44          0.89       0.89       0.88       0.87       0.92
 Net realized and unrealized gain (loss).................        (0.14)         0.61       0.92       0.15       1.98      (2.98)
                                                               -------       -------    -------     ------     ------     ------
Total income (loss) from investment operations...........         0.30          1.50       1.81       1.03       2.85      (2.06)
                                                               -------       -------    -------     ------     ------     ------
Less dividends from:
 Net investment income...................................        (0.38)        (0.70)     (0.69)     (0.72)     (0.73)     (0.72)
 Common share equivalent of dividends paid to preferred
   shareholders..........................................        (0.07)        (0.16)     (0.16)     (0.16)     (0.16)     (0.17)
                                                               -------       -------    -------     ------     ------     ------
Total dividends..........................................        (0.45)        (0.86)     (0.85)     (0.88)     (0.89)     (0.89)
                                                               -------       -------    -------     ------     ------     ------
Anti-dilutive effect of acquiring treasury shares........           --          0.01       0.05       0.06         --         --
                                                               -------       -------    -------     ------     ------     ------
Offering costs charged against capital...................           --            --         --         --         --      (0.14)
                                                               -------       -------    -------     ------     ------     ------
Net asset value, end of period...........................      $ 14.58       $ 14.73    $ 14.08     $13.07     $12.86     $10.90
                                                               =======       =======    =======     ======     ======     ======
Market value, end of period..............................      $13.875       $14.063    $12.688     $11.25     $11.25     $ 9.75
                                                               =======       =======    =======     ======     ======     ======

TOTAL RETURN+............................................         1.35%(1)     16.92%     19.65%      6.52%     23.58%    (32.18)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses...........................................         0.84%(2)(3)    0.86%(3)    0.89%(3)    0.93%(3)    0.99%    1.08%
Net investment income before preferred stock dividends...         5.98%(2)      6.15%      6.64%      6.74%      7.31%      7.31%
Preferred stock dividends................................         1.00%(2)      1.13%      1.16%      1.22%      1.37%      1.31%
Net investment income available to common shareholders...         4.98%(2)      5.02%      5.48%      5.52%      5.94%      6.00%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................      $98,062        $98,862    $96,111    $93,050    $94,591    $92,671
Asset coverage on preferred shares at end of period......          408%          412%       400%       389%       394%       297%
Portfolio turnover rate..................................           11%(1)        14%        --          5%         1%        17%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
--------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
--------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
--------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center  Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
--------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
--------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

MORGAN STANLEY
DEAN WITTER
NEW YORK
QUALITY
MUNICIPAL
SECURITIES

Semiannual Report
April 30, 1999